Exhibit 99.1

Ooma Reports Fiscal Third Quarter 2025 Financial Results

Sunnyvale, Calif., December 4, 2024 -- Ooma, Inc. (NYSE: OOMA), a smart communications platform for businesses and consumers, today released financial results for the fiscal third quarter ended October 31, 2024.

Fiscal Third Quarter 2025 Financial Highlights:

•
Revenue: Total revenue was $65.1 million, up 9% year-over-year. Subscription and services revenue increased to $60.1 million from $55.9 million in the third quarter of fiscal 2024, and was 92% of total revenue, primarily driven by the growth of Ooma Business and contribution from 2600hz.
•
Net Income/Loss: GAAP net loss was $2.4 million, or $0.09 per basic and diluted share, compared to GAAP net income of $2.3 million, or $0.09 per basic and diluted share, in the third quarter of fiscal 2024. GAAP net income in the third quarter of fiscal 2024 included a tax benefit for the release of a $3.2 million valuation allowance resulting from the recording of certain intangible assets in connection with the acquisition of 2600hz. Non-GAAP net income was $4.6 million, or $0.17 per diluted share, compared to non-GAAP net income of $4.0 million, or $0.15 per diluted share in the prior year period.
•
Adjusted EBITDA: Adjusted EBITDA was $5.7 million, compared to $5.0 million in the third quarter of fiscal 2024.

For more information about non-GAAP net income and Adjusted EBITDA, see the section below titled "Non-GAAP Financial Measures" and the reconciliation provided in this release.

“Ooma executed well in Q3 with 13% year over year growth in business subscription and services revenue and another quarter of record levels for Adjusted EBITDA and Cash Flow from Operations,” said Eric Stang, chief executive officer of Ooma. “We made great progress in Q3 not only financially but also competitively, including by signing two large new resale partners for AirDial and enabling the market launch of a previously announced major new customer for 2600hz. We believe our efforts to improve operating expense leverage are starting to take hold, we can secure additional resale partnerships in the coming quarters, and our strong UCaaS, POTS replacement, wholesale, and residential solutions position us well for the future.”

Business Outlook:

For the fourth quarter of fiscal 2025, Ooma expects:

•
Total revenue in the range of $64.6 million to $65.1 million.
•
GAAP net loss in the range of $1.2 million to $1.5 million and GAAP net loss per share in the range of $0.04 to $0.05.
•
Non-GAAP net income in the range of $4.5 million to $4.8 million and non-GAAP net income per share in the range of $0.16 to $0.17.

For the full fiscal year 2025, Ooma expects:

•
Total revenue in the range of $256.3 million to $256.8 million.
•
GAAP net loss in the range of $7.8 million to $8.1 million, and GAAP net loss per share in the range of $0.29 to $0.30.
•
Non-GAAP net income in the range of $16.7 million to $17.0 million, and non-GAAP net income per share in the range of $0.61 to $0.62.

The following is a reconciliation of GAAP net loss to non-GAAP net income and GAAP basic and diluted net loss per share to non-GAAP diluted net income per share guidance for the fourth fiscal quarter and the fiscal year ending January 31, 2025 (in millions, except per share data):

	Projected range
	Three Months Ending	Fiscal Year Ending
	January 31, 2025	January 31, 2025
	(unaudited)
GAAP net loss	($1.2)-($1.5)	($7.8)-($8.1)
Stock-based compensation and related taxes	4.6	18.4
Amortization of intangible assets	1.4	5.8
Gain on note conversion	—	(1.0)
Restructuring costs	—	1.6
Non-GAAP net income	$4.5-$4.8	$16.7-$17.0

GAAP net loss per share	($0.04)-($0.05)	($0.29)-($0.30)
Stock-based compensation and related taxes	0.16	0.67
Amortization of intangible assets	0.05	0.22
Gain on note conversion	—	(0.04)
Restructuring costs	—	0.06
Non-GAAP net income per share	$0.16-$0.17	$0.61-$0.62

Weighted-average number of shares used in per share amounts:
Basic	27.2	26.7
Diluted	28.1	27.6

Conference Call Information:

The company will host a conference call and live webcast for analysts and investors at 5:00 p.m., Eastern time on December 4, 2024. The news release with the financial results will be accessible from the company's website prior to the conference call.

To access the call by phone, please visit https://register.vevent.com/register/BI4e08d5a8d646423ba627f67df536483a to register and receive the dial-in details. To avoid delays, Ooma encourages participants to dial into the conference call ten minutes ahead of the scheduled start time. For webcast listening, please visit Ooma’s Events & Presentations page https://investors.ooma.com/news-events/events-presentation for a link.

Following the call, an archived version of the webcast will be available on the Ooma investor relations site at https://investors.ooma.com for 12 months.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this press release and the accompanying tables contain certain non-GAAP financial measures, including: non-GAAP net income, non-GAAP net income per share, non-GAAP gross profit and gross margin, non-GAAP operating income, and Adjusted EBITDA. Adjusted EBITDA represents net income before interest and other income, income taxes, depreciation and amortization of capital expenditures, amortization of intangible assets and acquisition related costs, stock-based compensation and related taxes, litigation costs, restructuring costs, gain on note conversion, and facilities consolidation gain.

Other non-GAAP financial measures exclude stock-based compensation expense and related taxes, amortization of intangible assets, certain non-recurring gains and charges, such as acquisition-related income tax benefits, acquisition-related transaction costs, facilities consolidation gain and gain on note conversion, litigation costs and restructuring costs. Non-GAAP weighted-average diluted shares include the effect of potentially dilutive securities from the company’s stock-based benefit plans.

These non-GAAP financial measures are presented to provide investors with additional information regarding our financial results and core business operations. Ooma considers these non-GAAP financial measures to be useful measures of the operating performance of the company, because they contain adjustments for unusual events or factors that do not directly affect what management considers to be Ooma's core operating performance and are used by the company's management for that purpose. Management also believes that these non-GAAP financial measures allow for a better evaluation of the company's performance by facilitating a meaningful comparison of the company's core operating results in a given period to those in prior and future periods. In addition, investors often use similar measures to evaluate the operating performance of a company.

Non-GAAP financial measures are presented for supplemental informational purposes only to aid an understanding of the company's operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies. A limitation of the non-GAAP financial measures presented is that the adjustments relate to items that the company generally expects to continue to recognize. The adjustment of these items should not be construed as an inference that the adjusted gains or expenses are unusual, infrequent or non-recurring. Therefore, both GAAP financial measures of Ooma's financial performance and the respective non-GAAP measures should be considered together. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure in the tables below.

Disclosure Information

Ooma uses the investor relations section on its website as a means of complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Ooma's investor relations website in addition to following Ooma's press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts.

Legal Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995. In particular, the financial projections under “Business Outlook” and the statements contained in the quotations of our Chief Executive Officer may constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical facts and generally contain words such as "believes”, "expects”, "may”, "will”, "should”, "seeks”, "approximately”, "intends”, "plans”, "estimates”, "anticipates”, and other expressions that are predictions of or indicate future events. Although the forward-looking statements contained in this press release are based upon information available at the time the statements are made and reflect management's good faith beliefs, forward-looking statements inherently involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results. Important factors that could cause actual results to differ materially from expectations include, among others: our inability to attract new customers on a cost-effective basis; our inability to retain customers; our inability to realize expected returns from our investments made in connection with our international operations and development of new product features; our ability to successfully integrate our acquisitions and to achieve their expected benefits; failure to retain former customers of 2600hz; failure to realize AirDial opportunities; intense competition; loss of key retailers and reseller partnerships; our reliance on vendors to manufacture the on-premise appliances and end-point devices we sell; our reliance on third parties for our network connectivity and co-location facilities; our reliance on third parties for some of our software development, quality assurance and operations; our reliance on third parties to provide the majority of our customer service and support representatives; and interruptions to our service. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law.

The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings which we make with the SEC from time to time, including the risk factors contained in our Quarterly Report on Form 10-Q for the quarter ended July 31, 2024, filed with the SEC on September 6, 2024. The forward-looking statements in this press release are based on information available to Ooma as of the date hereof, and Ooma disclaims any obligation to update any forward-looking statements, except as required by law.

About Ooma, Inc.

Ooma (NYSE: OOMA) delivers phone, messaging, video and advanced communications services that are easy to implement and provide great value. Founded in 2003, the company offers Ooma Office for small to medium-sized businesses seeking enterprise-grade features designed for their needs; Ooma AirDial for any business looking to replace aging and increasingly expensive copper phone lines; Ooma 2600Hz for businesses that provide their own communications solutions built on an outsourced underlying platform; and Ooma Telo for residential consumers who value a landline experience at a more affordable price point. Ooma’s award-winning solutions power more than 1.2 million users today. Learn more at www.ooma.com or www.ooma.ca in Canada.

INVESTOR CONTACT:

Matthew S. Robison

Director of IR and Corporate Development

Ooma, Inc.

ir@ooma.com

(650) 300-1480

MEDIA CONTACT:

Mike Langberg

Director of Corporate Communications

Ooma, Inc.

press@ooma.com

(650) 566-6693

OOMA, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited, amounts in thousands)

	October 31,	January 31,
	2024	2024
Assets
Current assets:
Cash and cash equivalents	$17,131	$17,536
Accounts receivable, net	8,225	9,864
Inventories	13,177	19,782
Other current assets	16,556	16,497
Total current assets	55,089	63,679
Property and equipment, net	11,586	9,897
Operating lease right-of-use assets	15,329	17,041
Intangible assets, net	23,591	27,952
Goodwill	23,069	23,069
Other assets	20,940	17,615
Total assets	$149,604	$159,253

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$6,764	$7,848
Accrued expenses and other current liabilities	27,147	26,586
Deferred revenue	16,952	17,041
Total current liabilities	50,863	51,475
Long-term operating lease liabilities	12,211	13,676
Debt, net of current portion	3,000	16,000
Other liabilities	24	15
Total liabilities	66,098	81,166

Stockholders' equity:
Common stock	5	5
Additional paid-in capital	223,419	211,361
Accumulated other comprehensive loss	—	(1)
Accumulated deficit	(139,918)	(133,278)
Total stockholders' equity	83,506	78,087
Total liabilities and stockholders' equity	$149,604	$159,253

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, amounts in thousands, except share and per share data)

	Three Months Ended		Nine Months Ended
	October 31, 2024	October 31, 2023	October 31, 2024	October 31, 2023
Revenue:
Subscription and services	$60,135	$55,886	$178,090	$163,661
Product and other	4,992	3,970	13,665	11,400
Total revenue	65,127	59,856	191,755	175,061

Cost of revenue:
Subscription and services	18,006	15,993	53,120	46,174
Product and other	7,851	6,924	22,550	19,408
Total cost of revenue	25,857	22,917	75,670	65,582
Gross profit	39,270	36,939	116,085	109,479

Operating expenses:
Sales and marketing	19,223	17,912	57,960	54,744
Research and development	14,234	12,540	41,667	36,261
General and administrative	8,099	7,505	23,077	20,094
Total operating expenses	41,556	37,957	122,704	111,099
Loss from operations	(2,286)	(1,018)	(6,619)	(1,620)
Interest and other income, net	14	267	834	1,214
Loss before income taxes	(2,272)	(751)	(5,785)	(406)
Income tax (provision) benefit	(92)	3,036	(855)	2,636
Net (loss) income	$(2,364)	$2,285	$(6,640)	$2,230

Net (loss) income per share of common stock:
Basic and diluted	$(0.09)	$0.09	$(0.25)	$0.09

Weighted-average shares of common stock outstanding:
Basic	26,837,594	25,469,997	26,547,389	25,458,063
Diluted	26,837,594	25,990,264	26,547,389	26,052,180

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, amounts in thousands)

	Three Months Ended		Nine Months Ended
	October 31, 2024	October 31, 2023	October 31, 2024	October 31, 2023
Cash flows from operating activities:
Net (loss) income	$(2,364)	$2,285	$(6,640)	$2,230
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Stock-based compensation expense	4,517	3,714	13,475	10,838
Depreciation and amortization of capital expenditures	1,070	1,041	3,143	3,230
Amortization of intangible assets	1,406	793	4,361	2,226
Amortization of operating lease right-of-use assets	774	757	2,291	2,217
Gain on note conversion	—	—	(980)	—
Facilities consolidation gain	—	—	—	(956)
Other	39	—	147	(5)
Changes in operating assets and liabilities:
Accounts receivable, net	(36)	(422)	1,639	(1,903)
Inventories and deferred inventory costs	2,087	1,324	6,614	4,671
Prepaid expenses and other assets	(959)	(746)	(2,530)	(2,231)
Accounts payable, accrued expenses and other liabilities	1,723	(3,161)	(2,676)	(10,057)
Deferred revenue	(165)	(422)	(80)	(261)
Net cash provided by operating activities	8,092	1,929	18,764	6,765

Cash flows from investing activities:
Capital expenditures	(1,560)	(1,366)	(4,752)	(4,884)
Proceeds from maturities and sales of short-term investments	—	500	—	2,750
Business acquisition, working capital adjustments	—	(29,210)	—	(28,910)
Net cash used in investing activities	(1,560)	(30,076)	(4,752)	(31,044)

Cash flows from financing activities:
Proceeds from issuance of common stock	1,867	776	3,451	2,725
Shares repurchased for tax withholdings on vesting of restricted stock units	(1,192)	(435)	(2,816)	(1,410)
Payments for repurchases of common stock	(1,161)	—	(2,052)	—
Repayments of long-term debt	(5,500)	—	(13,000)	—
Proceeds from issuance of long-term debt	—	18,000	—	18,000
Credit facility issuance costs	—	(301)	—	(301)
Net cash (used in) provided by financing activities	(5,986)	18,040	(14,417)	19,014
Net increase (decrease) in cash and cash equivalents	546	(10,107)	(405)	(5,265)
Cash and cash equivalents, at beginning of period	16,585	28,979	17,536	24,137
Cash and cash equivalents, at end of period	$17,131	$18,872	$17,131	$18,872

OOMA, INC.

Reconciliation of Non-GAAP Financial Measures

(Unaudited, amounts in thousands, except percentages, share and per share data)

	Three Months Ended		Nine Months Ended
	October 31, 2024	October 31, 2023	October 31, 2024	October 31, 2023
Revenue	$65,127	$59,856	$191,755	$175,061

GAAP gross profit	$39,270	$36,939	$116,085	$109,479
Stock-based compensation and related taxes	248	260	806	780
Amortization of intangible assets and acquisition-related costs	708	173	2,266	365
Restructuring costs	39	—	39	—
Non-GAAP gross profit	$40,265	$37,372	$119,196	$110,624

Gross margin on a GAAP basis	60%	62%	61%	63%
Gross margin on a Non-GAAP basis	62%	62%	62%	63%

GAAP operating loss	$(2,286)	$(1,018)	$(6,619)	$(1,620)
Stock-based compensation and related taxes	4,575	3,766	13,710	11,056
Amortization of intangible assets and acquisition-related costs	1,406	1,201	4,361	2,634
Litigation costs	75	—	170	300
Restructuring costs	869	—	1,579	—
Facilities consolidation gain	—	—	—	(956)
Non-GAAP operating income	$4,639	$3,949	$13,201	$11,414

GAAP net (loss) income	$(2,364)	$2,285	$(6,640)	$2,230
Stock-based compensation and related taxes	4,575	3,766	13,710	11,056
Amortization of intangible assets and acquisition-related costs	1,406	1,201	4,361	2,443
Litigation costs	75	—	170	300
Restructuring costs	869	—	1,579	—
Gain on note conversion	—	—	(980)	—
Acquisition-related income tax benefit	—	(3,234)	—	(3,234)
Facilities consolidation gain	—	—	—	(956)
Non-GAAP net income	$4,561	$4,018	$12,200	$11,839

GAAP diluted net (loss) income per share	$(0.09)	$0.09	$(0.25)	$0.09
Stock-based compensation and related taxes	0.17	0.13	0.51	0.42
Amortization of intangible assets and acquisition-related costs	0.05	0.05	0.16	0.09
Litigation costs	0.01	—	0.01	0.01
Restructuring costs	0.03	—	0.06	—
Gain on note conversion	—	—	(0.04)	—
Acquisition-related income tax benefit	—	(0.12)	—	(0.12)
Facilities consolidation gain	—	—	—	(0.04)
Non-GAAP net income per basic share	$0.17	$0.15	$0.45	$0.45
Non-GAAP net income per diluted share	$0.17	$0.15	$0.45	$0.45

GAAP weighted-average basic shares	26,837,594	25,469,997	26,547,389	25,458,063
GAAP weighted-average diluted shares	26,837,594	25,990,264	26,547,389	26,052,180
Non-GAAP weighted-average diluted shares	27,395,079	25,990,264	27,006,510	26,052,180

GAAP net (loss) income	$(2,364)	$2,285	$(6,640)	$2,230
Reconciling items:
Interest and other (income) expense, net	(14)	(267)	146	(1,214)
Income tax provision (benefit)	92	(3,036)	855	(2,636)
Depreciation and amortization of capital expenditures	1,070	1,041	3,143	3,230
Amortization of intangible assets and acquisition-related costs	1,406	1,201	4,361	2,634
Stock-based compensation and related taxes	4,575	3,766	13,710	11,056
Litigation costs	75	—	170	300
Restructuring costs	869	—	1,579	—
Gain on note conversion	—	—	(980)	—
Facilities consolidation gain	—	—	—	(956)
Adjusted EBITDA	$5,709	$4,990	$16,344	$14,644